Converted Organics Announces Reverse Stock Split
To Take Effect March 5, 2012

BOSTON, March 2, 2012 (Globe Newswire) — Converted Organics Inc. (OTCQB:COIN) announced today that the approved implementation of a 1 for 500 reverse split of its common stock, $0.0001 par value per share, will be effective at 12:01 a.m. on March 5, 2012.

Details of the Reverse Stock Split

Effective March 5, 2012, immediately and without further action by Converted Organics stockholders, every five hundred (500) shares of pre-split common stock, par value $0.0001 per share, will automatically be converted into one (1) share of post-split common stock, par value $0.0001 per share. The reverse split affects all issued and outstanding shares of the Company’s common stock immediately prior to the effective date of the reverse split.

The split-adjusted shares of common stock will begin trading on the Over the Counter Pink Sheets market on March 5, 2012. The Company’s shares will trade under the symbol “COIND” with a “D” added for 20 trading days to signify that the reverse stock split has occurred. A new CUSIP number has been assigned to the Company’s common stock as a result of the reverse split.

Shareholders who would otherwise have received fractional shares as a result of the reverse split will have their shares rounded up to the next whole share.

The shareholders of Converted Organics approved proposals authorizing the Board of Directors, in its discretion, to implement the reverse split at a Special Meeting of Shareholders held on February 17, 2012.

Additional details related to the reverse stock split may be obtained from the Company’s Proxy Statement dated January 19, 2012 that was filed with the SEC on January 17, 2012. A copy of the Proxy Statement is available at www.convertedorganics.com under Investors/Annual Report & Proxy.

About Converted Organics

Converted Organics Inc.’s (OTCQB:COIN) mission is to promote, develop and operate profitable innovative clean technologies that contribute to the improvement of our environment by use of sustainable business practices and the judicious use of natural resources.  Our primary line of business is manufacturing and selling Organic Fertilizer.

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K, as updated in the Company’s quarterly reports on Form 10-Q filed since the annual report, not all of which are known to the Company. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

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CONTACT: Converted Organics Inc.

investor@convertedorganics.com

617-624-0111